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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                         ------------------------------

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                  JULY 11, 2006


                            GREYSTONE LOGISTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



          OKLAHOMA                      000-26331                75-2954680
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)


                       1613 E. 15TH, TULSA, OKLAHOMA 74120
               (Address of principal executive offices) (Zip Code)


                                 (918) 583-7441
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     Certain suppliers of resin the registrant uses to manufacture its plastic pallets have agreed to give the registrant a discount of $0.01 to $0.10 for each pound of resin purchased from such suppliers provided that the registrant prepays for such resin. On July 11, 2006, the registrant's Board of Directors approved an arrangement pursuant to which if Yorktown Management & Financial Services, L.L.C., an entity wholly owned by the registrant's Vice Chairman, prepays for resin on the registrant's behalf, the registrant will repay Yorktown any such amount it pays within two weeks along with an amount equal to $0.01 per pound for any discount it receives as a result of such prepayment. There is no formal written agreement evidencing this arrangement.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           GREYSTONE LOGISTICS, INC.


Date: July 14, 2006                        By: /s/ Warren Kruger
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                                               Warren Kruger
                                               Vice Chairman